Segregated Funds	12 Months Ended
Dec. 31, 2018
Separate Accounts Disclosure 1 [Abstract]
Segregated Funds
We have segregated fund products, including variable annuities, unit-linked products and universal life insurance policies, in Canada, the U.S., the U.K., and Asia. Under these contracts, the benefit amount is contractually linked to the fair value of the investments in the particular segregated fund. Policyholders can select from a variety of categories of segregated fund investments. Although the underlying assets are registered in our name and the segregated fund contract holder has no direct access to the specific assets, the contractual arrangements are such that the segregated fund policyholder bears the risk and rewards of the funds' investment performance. Therefore, net realized gains and losses, other net investment income earned, and expenses incurred on the segregated funds are attributable to policyholders and not to us. However, certain contracts include guarantees from us. We are exposed to equity market risk and interest rate risk as a result of these guarantees. Further details on these guarantees and our risk management activities related to these guarantees are included in the Risk Management section of the MD&A.

We derive fee income from segregated funds. Market value movements in the investments held for segregated fund holders impact the management fees earned on these funds.

The segregated fund types offered, by percentage of total investments for account of segregated fund holders, were within the following ranges as at December 31, 2018 and 2017:

Type of fund	%
Money market	1 to 5
Fixed income	10 to 15
Balanced	40 to 45
Equity	40 to 45

Money market funds include investments that have a term to maturity of less than one year. Fixed income funds are funds that invest primarily in investment grade fixed income securities and where less than 25% can be invested in diversified equities or high-yield bonds. Balanced funds are a combination of fixed income securities with a larger equity component. The fixed income component is greater than 25% of the portfolio. Equity consists primarily of broad-based diversified funds that invest in a well-diversified mix of Canadian, U.S. or global equities. Other funds in this category include low volatility funds, intermediate volatility funds, and high volatility funds.
22.A Investments for Account of Segregated Fund Holders
The carrying value of investments held for segregated fund holders are as follows:

As at December 31,	2018	2017
Segregated and mutual fund units	$89,049	$91,637
Equity securities	9,771	10,799
Debt securities	3,448	3,517
Cash, cash equivalents and short-term securities	711	457
Investment properties	400	374
Mortgages	23	20
Other assets	156	147
Total assets	$103,558	$106,951
Less: Liabilities arising from investing activities	$496	$559
Total investments for account of segregated fund holders	$103,062	$106,392

22.B Changes in Insurance Contracts and Investment Contracts for Account of Segregated Fund Holders
Changes in insurance contracts and investment contracts for account of segregated fund holders are as follows:

	Insurance contracts		Investment contracts
For the years ended December 31,	2018	2017	2018	2017
Balance as at January 1	$99,121	$90,388	$7,271	$6,779
Additions to segregated funds:
Deposits	11,468	10,772	85	86
Net transfer (to) from general funds	(308)	(119)	—	—
Net realized and unrealized gains (losses)	(7,123)	4,141	(658)	883
Other investment income	4,576	4,853	178	152
Total additions	$8,613	$19,647	$(395)	$1,121
Deductions from segregated funds:
Payments to policyholders and their beneficiaries	10,224	9,439	614	643
Management fees	1,004	963	57	57
Taxes and other expenses	256	267	—	12
Foreign exchange rate movements	(413)	245	(194)	(83)
Total deductions	$11,071	$10,914	$477	$629
Net additions (deductions)	$(2,458)	$8,733	$(872)	$492
Acquisitions	$—	$—	$—	$—
Balance as at December 31	$96,663	$99,121	$6,399	$7,271